UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 4

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 5, 2005

DPAC TECHNOLOGIES CORP.

(Exact name of registrant as specified in its charter)

California	0-14843	33-0033759
(State or other jurisdiction of incorporation)	(Commission File Number)	I.R.S. Employer Identification Number

7321 Lincoln Way, Garden Grove, California 92841

(Address of principal executive office) (Zip Code)

(714) 898-0007

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTION

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On January 5, 2006 the Registrant entered into an amendment of a material agreement:

The Amendment to Convertible Term Note, dated January 5, 2006 (the “Amendment”), to the Convertible Term Note, originally entered into on August 5, 2005, by and between the Registrant and Development Capital Ventures, a Small Business Investment Company, licensed by the U.S. Small Business Administration pursuant to the Small Business Investment Act of 1958, as amended (“DCV”).

The Amendment amends the Convertible Term Note by extending the Maturity Date of the Convertible Term Note (the “Maturity Date”) from February 3, 2006 to March 3, 2006. In return, the Registrant shall pay a $1,500 extension fee to DCV. The Amendment also grants the Registrant the option, at the Registrant’s election, to pay an additional $3,000 extension fee to DCV to further extend the Maturity Date to April 4, 2006.

The Amendment also amends and restates the date set forth in Section 3.1 of the Convertible Term Note, February 3, 2006, to read “the Maturity Date.” This means that the Convertible Term Note shall automatically convert if the merger involving QuaTech Inc. is completed before the Maturity Date, as the same may be extended. The Amendment does not affect the number of shares of DPAC Common Stock issuable under the Convertible Term Note or the Bridge Loan, dated August 5, 2005, between the Registrant and DCV, upon the conversion of the Convertible Term Note.

The Amendment is attached hereto as Exhibit 10.25.1, and incorporated herein by this reference. The descriptions herein are qualified in their entirety by reference to the exhibits.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation of a Registrant

As stated in Item 1.01 the Registrant has amended the Convertible Term Note, originally entered into on August 5, 2005, by and between the Registrant and DCV. (Item 1.01, which contains relevant information, is hereby incorporated herein by this reference.)

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

EXHIBITS

Ex. No.	Description

2.4	Agreement and Plan of Reorganization dated April 26, 2005 among the Registrant, DPAC Acquisition Sub, Inc. and QuaTech, Inc., including selected exhibits: Forms of Shareholder and Registration Rights Agreement, Employment Agreement for Steven Runkel and Employment Agreement for Creighton Early. Other exhibits listed in the exhibit list in the Table of Contents have been omitted from this filing but will be filed by the Registrant if requested by the Securities Exchange Commission*

2.4.1	Typed signatures to Exhibit 2.4**

2.4.2	First Amendment, dated August 5, 2005, to Agreement and Plan of Reorganization, originally entered into on April 26, 2005***

2.4.3	Second Amendment, dated October 20, 2005, to Agreement and Plan of Reorganization, originally entered into on April 26, 2005, as subsequently amended by the First Amendment dated August 5, 2005*****

2.4.4	Third Amendment, dated December 12, 2005, to the Agreement and Plan of Reorganization, originally entered into on April 26, 2005******

2.5	License Agreement, dated August 5, 2005, originally entered into on April 26, 2005***

2.5.1	First Amendment, dated October 20, 2005, to License Agreement dated August 5, 2005*****

10.24	Bridge Loan and Escrow Agreement, dated July 29, 2005***

10.25	Convertible Term Note, dated August 5, 2005***

10.25.1	Amendment to Convertible Term Note, dated January 5, 2006

10.26	Loan Agreement, dated August 5, 2005***

10.27	Security Agreement, dated August 5, 2005, with attached Riders***

99.1	Press Release of Registrant, dated August 5, 2005***

99.2	Press Release of Registrant, dated October 20, 2005****

*	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on April 27, 2005.

**	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on May 20, 2005.

***	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K filed with the SEC on August 9, 2005.

****	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on October 20, 2005.

*****	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on November 22, 2005.

******	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on December 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPAC Technologies Corp.
(Registrant)

Date: January 6, 2006	/s/ Creighton K. Early
(Signature)

Creighton K. Early, Chief Executive Officer
(Name and Title)

EXHIBIT INDEX

Ex. No.	Description

2.4	Agreement and Plan of Reorganization dated April 26, 2005 among the Registrant, DPAC Acquisition Sub, Inc. and QuaTech, Inc., including selected exhibits: Forms of Shareholder and Registration Rights Agreement, Employment Agreement for Steven Runkel and Employment Agreement for Creighton Early. Other exhibits listed in the exhibit list in the Table of Contents have been omitted from this filing but will be filed by the Registrant if requested by the Securities Exchange Commission*

2.4.1	Typed signatures to Exhibit 2.4**

2.4.2	First Amendment, dated August 5, 2005, to Agreement and Plan of Reorganization, originally entered into on April 26, 2005***

2.4.3	Second Amendment, dated October 20, 2005, to Agreement and Plan of Reorganization, originally entered into on April 26, 2005, as subsequently amended by the First Amendment dated August 5, 2005*****

2.4.4	Third Amendment, dated December 12, 2005, to the Agreement and Plan of Reorganization, originally entered into on April 26, 2005******

2.5	License Agreement, dated August 5, 2005***

2.5.1	First Amendment, dated October 20, 2005, to License Agreement dated August 5, 2005*****

10.24	Bridge Loan and Escrow Agreement, dated July 29, 2005***

10.25	Convertible Term Note, dated August 5, 2005***

10.25.1	Amendment to Convertible Term Note, dated January 5, 2006

10.26	Loan Agreement, dated August 5, 2005***

10.27	Security Agreement, dated August 5, 2005, with attached Riders***

99.1	Press Release of Registrant, dated August 5, 2005***

99.2	Press Release of Registrant, dated October 20, 2005****

*	Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on April 27, 2005.

** Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on May 20, 2005.

*** Filed as a like-numbered Exhibit to the Registrant’s Form 8-K filed with the SEC on August 9, 2005.

**** Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on October 20, 2005.

***** Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on November 22, 2005.

****** Filed as a like-numbered Exhibit to the Registrant’s Form 8-K/A filed with the SEC on December 13, 2005.